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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 6, 1997



                               WAXMAN USA INC.
                              ------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                     333-3689                  34-1761514
       -------------               -----------------         -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


                24460 AURORA ROAD, BEDFORD HEIGHTS       44146
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           (Address of principal executive offices)    (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (216) 439-1830
       ------------------------------------------------------------------



                                 NOT APPLICABLE
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)






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ITEM 5.           OTHER EVENTS.
                  -------------

                  On June 6, 1997, Waxman Industries, Inc., parent of Waxman USA Inc., issued the press release (the "Press Release") annexed as an exhibit hereto. The Press Release is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.
                  ----------------------------------

                  (c)      EXHIBITS.
                           ---------
                           99.1 Press Release of Waxman Industries, Inc. dated June 6, 1997.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  WAXMAN USA INC.
                                  (Registrant)


Dated:   June 18, 1997            By: /s/ Mark W. Wester
                                      ---------------------
                                      Mark W. Wester
                                      Vice President-Finance


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                                INDEX TO EXHIBITS


EXHIBIT NO.                                                            PAGE NO.
-----------                                                            --------

99.1     Press Release of Waxman Industries, Inc.
         dated June 6, 1997

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